Exhibit 10.1

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of September 8, 2025 (this “Amendment”), to the Term Loan Credit Agreement, dated as of March 5, 2025, among KREF Holdings X LLC (the “Borrower”), KKR Real Estate Finance Holdings L.P. (“Opco”), the Guarantors party thereto from time to time, the lenders party thereto from time to time and Goldman Sachs Bank USA (“GS”), in its capacities as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, Opco, the Guarantors party hereto, the 2025 Repricing Term Lenders (as defined below), the 2025 Incremental Term Lenders (as defined below) and GS, as the Administrative Agent.

The Existing Credit Agreement, as amended by this Amendment, is referred to in this Amendment as the “Amended Credit Agreement”.  Capitalized terms used but not defined herein have the meaning provided in the Existing Credit Agreement.

PRELIMINARY STATEMENTS

(1)          WHEREAS, pursuant to the Existing Credit Agreement, the Existing Term Lenders (as defined below) have made Initial Term Loans to the Borrower;

(2)          WHEREAS, (a) the Borrower intends to obtain Replacement Term Loans pursuant to this Amendment, the proceeds of which will be used to prepay in full the Initial Term Loans outstanding under the Existing Credit Agreement as of the Amendment No. 1 Effective Date (as defined below) immediately prior to giving effect to this Amendment (the “Existing Term Loans”; and the Initial Term Lenders holding such Existing Term Loans, the “Existing Term Lenders”) and (b) Section 9.02(c) of the Existing Credit Agreement provides that the Administrative Agent, the Borrower and the lenders providing the relevant Replacement Term Loans may amend the Existing Credit Agreement to permit the refinancing of the Existing Term Loans with a replacement term loan tranche thereunder;

(3)       WHEREAS, each Existing Term Lender that elects “Cashless Settlement Option” via LendAmend (such election, a “Cashless Conversion Election”, each such Existing Term Lender making a Cashless Conversion Election, a “Cashless Conversion Lender”) will be deemed to have (a) agreed to the terms of this Amendment and the Amended Credit Agreement and (b) converted 100% of the outstanding principal amount (or such lesser amount as elected by the Administrative Agent) of its existing Initial Term Loans into an equal principal amount of 2025 Repricing Term Loans (as defined below) in accordance with the terms of, and subject to the conditions of, this Amendment and the Amended Credit Agreement;

(4)         WHEREAS, the Borrower has requested that the lender set forth on the signature page hereto as the “2025 Repricing Term Lender” (together with the Existing Term Lenders set forth on the signature pages hereto that elected “Cashless Settlement Option”, in such capacity, the “2025 Repricing Term Lenders”) extend credit to the Borrower in the form of Replacement Term Loans on the Amendment No. 1 Effective Date in an aggregate principal amount, together with the aggregate principal amount of Replacement Term Loans for which Cashless Conversion Lenders exchange their Initial Term Loans, of $548,625,000 (the “2025 Repricing Term Loans”), in accordance with the terms and conditions set forth in this Amendment and in the Amended Credit Agreement;

(5)        WHEREAS, each 2025 Repricing Term Lender has indicated its willingness to lend 2025 Repricing Term Loans in the aggregate principal amount specified opposite its name on Schedule I attached hereto in accordance with the terms of this Amendment and subject to the conditions set forth in this

Amendment, the proceeds of which will be used by the Borrower to prepay the Existing Term Loans on the Amendment No. 1 Effective Date and to pay related fees, cost, expenses and original issue discount;

(6)       WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement (prior to giving effect to the Incremental Term Loan Amendments (as defined below)), the Borrower has requested that the lenders set forth on the signature pages hereto as the “2025 Incremental Term Lenders” (in such capacity, the “2025 Incremental Term Lenders” and, together with the 2025 Repricing Term Lenders, the “2025 Replacement Term Lenders”) extend credit to the Borrower in the form of Incremental Term Loans on the Amendment No. 1 Effective Date in an aggregate principal amount of $101,375,000 (the “2025 Incremental Term Loans” and, together with the 2025 Repricing Term Loans, the “2025 Replacement Term Loans”), in accordance with the terms and conditions set forth in this Amendment and in the Amended Credit Agreement;

(7)          WHEREAS, each 2025 Incremental Term Lender has indicated its willingness to lend 2025 Incremental Term Loans in an aggregate principal amount specified opposite such lender’s name on Schedule I attached hereto in accordance with the terms of this Amendment and subject to the conditions set forth in this Amendment, the proceeds of which will be used for general corporate purposes, to repay Indebtedness outstanding under the Revolving Credit Agreement and for any other purpose not prohibited by the terms of the Loan Documents;

(8)         WHEREAS, (i) Goldman Sachs Bank USA, KKR Capital Markets LLC, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Wells Fargo Securities, LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., M&T Bank, Mizuho Bank, Ltd., Raymond James & Associates, Inc., BMO Capital Markets Corp., Natixis, New York Branch and UBS Securities LLC have agreed to act as joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”) in respect of the 2025 Repricing Term Loans and the 2025 Incremental Term Loans and (ii) Capital One, National Association and U.S. Bank National Association have agreed to act as co-managers in respect of the 2025 Repricing Term Loans and the 2025 Incremental Term Loans; and

(9)        WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, to amend the Existing Credit Agreement in accordance with the terms of this Amendment and subject to the conditions set forth in this Amendment and the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.          Defined Terms; References.  Unless otherwise specifically defined in this Amendment, each term used in this Amendment that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement.

SECTION  2.           2025 Repricing Term Lenders and 2025 Repricing Term Loans.

(a)          Subject to the terms and conditions set forth herein, each 2025 Repricing Term Lender hereby agrees to make 2025 Repricing Term Loans in the aggregate principal amount specified opposite its name on Schedule I attached hereto at the Amendment No. 1 Repricing Effective Time (as defined below).  The commitment of each 2025 Repricing Term Lender pursuant to this Section 2(a) shall terminate upon the funding of (or, in the case of each Cashless Conversion Lender, converting (on a cashless basis) such Cashless Conversion Lender’s Initial Term Loans into an equivalent principal amount of) the 2025 Repricing Term Loans on the Amendment No. 1 Effective Date.  Once repaid, the 2025 Repricing

Term Loans may not be reborrowed.  The 2025 Repricing Term Loans shall have the terms set forth in this Amendment and in the Amended Credit Agreement.

(b)          Subject to the terms and conditions set forth herein, on the Amendment No. 1 Effective Date (i)  each 2025 Repricing Term Lender shall become a “2025 Replacement Term Lender”, a “Term Lender” and a “Lender” under the Amended Credit Agreement and (ii) each 2025 Repricing Term Lender shall have all the rights and obligations of a “2025 Replacement Term Lender”, a “Term Lender” and a “Lender” holding a Term Loan under the Amended Credit Agreement and other Loan Documents.

(c)           On the Amendment No. 1 Effective Date, each Existing Term Lender (in its capacity as such, but not in any other capacity) shall cease to be a Lender party to the Existing Credit Agreement (and, for the avoidance of doubt, shall not be a party to the Amended Credit Agreement with respect to Initial Term Loans (except to the extent that it shall (A) subsequently become party thereto pursuant to an Assignment and Assumption entered into with any Lender in accordance with the terms of the Amended Credit Agreement, (B) remain a party thereto as a Cashless Conversion Lender pursuant to a cashless settlement mechanism in accordance with this Amendment, Section 1.09 and Section 9.02(c) of the Existing Credit Agreement or (C) subsequently become party thereto through other means in accordance with the terms and provisions of the Amended Credit Agreement)), and all accrued and unpaid fees and other amounts payable under the Existing Credit Agreement for the account of each Existing Term Lender shall be due and payable on the Amendment No. 1 Effective Date.

SECTION  3.           2025 Incremental Term Lenders and 2025 Incremental Term Loans.

(a)          Subject to the terms and conditions set forth herein, each 2025 Incremental Term Lender hereby agrees to make 2025 Incremental Term Loans in an aggregate principal amount specified opposite its name on Schedule I attached hereto at the Amendment No. 1 Incremental Effective Time (as defined below).  The commitment of the 2025 Incremental Term Lenders pursuant to this Section 3(a) shall terminate upon the funding of the 2025 Incremental Term Loans on the Amendment No. 1 Effective Date.  Once repaid, the 2025 Incremental Term Loans may not be reborrowed.  The 2025 Incremental Term Loans shall have the terms set forth in this Amendment and in the Amended Credit Agreement.

(b)          Subject to the terms and conditions set forth herein, on the Amendment No. 1 Effective Date, (i) each 2025 Incremental Term Lender shall become a “2025 Replacement Term Lender”, a “Term Lender” and a “Lender” under the Amended Credit Agreement and (ii) each 2025 Incremental Term Lender shall have all the rights and obligations of a “2025 Replacement Term Lender”, a “Term Lender” and a “Lender” holding a Term Loan under the Amended Credit Agreement and other Loan Documents.

SECTION  4.            2025 Replacement Term Lenders and 2025 Replacement Term Loans.

(a)          With effect from the effectiveness of this Amendment, (1) each 2025 Repricing Term Loan made on the Amendment No. 1 Effective Date in accordance with Section 2(a) and (2) each 2025 Incremental Term Loan made on the Amendment No. 1 Effective Date in accordance with Section 3(a) shall, in each case, constitute for all purposes of the Existing Credit Agreement as amended hereby, a “2025 Replacement Term Loan” made pursuant to the Amended Credit Agreement (it being understood that the 2025 Repricing Term Loans and the 2025 Incremental Term Loans shall constitute a single Class of Loans on the Amendment No. 1 Effective Date for all purposes under the Amended Credit Agreement).  The initial Interest Period applicable to the 2025 Replacement Term Loans shall commence on the Amendment No. 1 Effective Date and end on September 11, 2025, and each of the Administrative Agent and the 2025 Replacement Term Lenders hereby consents to such Interest Period.

(b)          The 2025 Replacement Term Loans may from time to time be Term Benchmark Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Section  2.03 of the Amended Credit Agreement.  The Applicable Margin shall be a percentage per annum equal to, in the case of (x) Term Benchmark Loans, 2.50% and (y) ABR Loans, 1.50%.

SECTION  5.         Amendments.  With effect from and after the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with Exhibit A hereto by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case in the place where such text appears therein; provided that it is understood and agreed that the amendments necessary to establish the 2025 Repricing Term Loan and the changes relating thereto (collectively, the “Repricing Term Loan Amendments”) shall take effect immediately prior to the amendments necessary to establish the 2025 Incremental Term Loans and the changes relating thereto (collectively, the “Incremental Term Loan Amendments”).

SECTION  6.        Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the Amendment No. 1 Effective Date:

(a)          The execution, delivery and performance of this Amendment is within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party.  This Amendment has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

(b)          The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements or (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), could reasonably be expected to result in a Material Adverse Effect.

SECTION  7.       Conditions to Effectiveness.  This Amendment will become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the Amendment No. 1 Repricing Effective Time and the Amendment No. 1 Incremental Effective Time shall have occurred.

(a)          Conditions to Effectiveness of Repricing Term Loan Amendments.  The effectiveness of the Repricing Term Loan Amendments is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Amendment No. 1 Repricing Effective Time”):

(i)          the Administrative Agent shall have received from each of the Loan Parties and each 2025 Repricing Term Lender a counterpart of this Amendment signed on behalf of such party;

(ii)         the Administrative Agent shall have received, on behalf of each 2025

Repricing Term Lender, the executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, and the Loan Parties hereby instruct such counsel to deliver such legal opinion;

(iii)        the Borrower shall have paid to (i) the Administrative Agent, for the ratable account of the Existing Term Lenders, all accrued and unpaid interest on their Existing Term Loans through but excluding the Amendment No. 1 Effective Date, (ii) the Administrative Agent, the Lead Arrangers and the Lenders hereto the fees in the amounts previously agreed in writing to be paid on the Amendment No. 1 Effective Date and (iii) the Lead Arrangers and the Administrative Agent all reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of Milbank LLP, counsel for the Lead Arrangers and the Administrative Agent) of the Lead Arrangers and the Administrative Agent for which invoices have been presented at least two Business Days prior to the Amendment No. 1 Effective Date;

(iv)      the Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the date hereof and executed by a secretary, assistant secretary or other similarly-titled Responsible Officer thereof, which shall (A) certify that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party, as applicable, certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization of such Loan Party, as applicable, have not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, as applicable, together with all amendments thereto since the Closing Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member, manager or other applicable governing body authorizing the execution and delivery of the Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party, as applicable, authorized to sign the Loan Documents to which such Loan Party, as applicable, is a party and (ii) a good standing (or equivalent) certificate for such Loan Party, as applicable, from the relevant authority of its jurisdiction of organization, dated as of a recent date);

(v)        the Borrower shall have previously delivered to the Administrative Agent (i) a Borrowing Request in respect of the 2025 Repricing Term Loans in accordance with Section 2.03 of the Existing Credit Agreement and (ii) a notice of prepayment in respect of the Existing Term Loans meeting the requirements of Section 2.11 of the Existing Credit Agreement; and

(vi)       no Event of Default under Section 7.01(a), (f) or (g) of the Existing Credit Agreement shall exist immediately prior to or after giving effect to the 2025 Repricing Term Loans.

(b)        Conditions to Effectiveness of Incremental Term Loan Amendments. The effectiveness of the Incremental Term Loan Amendments is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Amendment No. 1 Incremental Effective Time”):

(i)          the Amendment No. 1 Repricing Effective Time shall have occurred;

(ii)        the Administrative Agent shall have received from each 2025 Incremental Term Lender a counterpart of this Amendment signed on behalf of such party;

(iii)        the Administrative Agent shall have received, on behalf of the 2025

Incremental Term Lenders, the executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, and the Loan Parties hereby instruct such counsel to deliver such legal opinion (which opinion may, for the avoidance of doubt, be combined with the opinion required pursuant to Section 7(a)(ii) above);

(iv)        the Borrower shall have paid to the Administrative Agent and the 2025 Incremental Term Lenders all fees previously agreed in writing to be paid on the Amendment No. 1 Effective Date in connection with the 2025 Incremental Term Loans;

(v)        the Borrower shall have previously delivered to the Administrative Agent a Borrowing Request in respect of the 2025 Incremental Term Loans (it being understood that such Borrowing Request may be combined with the Borrowing Request required pursuant to Section 7(a)(v) above);

(vi)        no Event of Default shall have occurred and be continuing;

(vii)      the Specified Representations shall be true and correct in all material respects on and as of the date of this Amendment; provided that (I) in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (II) if any Specified Representation is qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification, such Specified Representation shall be true and correct in all respects;

(viii)     the Administrative Agent shall have received a certificate of the Borrower signed by a Responsible Officer thereof (A) certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower consenting to the 2025 Incremental Term Loans and (B) certifying that the conditions set forth in the immediately preceding subclauses (vi) and (vii) have been satisfied;

(ix)       the Administrative Agent shall have received a Solvency Certificate from the chief financial officer of the Borrower certifying as to the matters set forth therein; and

(x)        the Administrative Agent and the 2025 Incremental Term Lenders shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date to the extent reasonably requested in writing by such Person at least ten Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information about each Loan Party as shall have been so reasonably requested in writing by such Person as required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and a beneficial ownership certification from the Borrower in accordance with the requirements of 31 C.F.R. § 1010.230.

SECTION  8.        Waiver.  The Administrative Agent hereby waives the processing and recordation fee provided for in Section 9.05(b)(ii)(C) of the Amended Credit Agreement in connection with any assignment of 2025 Repricing Term Loans for the general primary syndication of the 2025 Repricing Term Loans.

SECTION  9.         Notice.  For purposes of the Amended Credit Agreement, the initial notice addresses of the 2025 Replacement Term Lenders shall be as separately identified to the Administrative Agent.

SECTION  10.       Tax Forms; Administrative Questionnaire.  To the extent required by the Administrative Agent from the 2025 Replacement Term Lenders, delivered herewith to the Administrative

Agent are (1) such forms, certificates or other evidence with respect to United States federal income tax withholding matters and (2) such lenders’ Administrative Questionnaire, in each case, as the 2025 Replacement Term Lenders may be required to deliver to the Administrative Agent pursuant to the Existing Credit Agreement.

SECTION  11.        Recordation.  Upon execution and delivery hereof, the Administrative Agent will record the 2025 Replacement Term Loans made by the 2025 Replacement Term Lenders in the Register.

SECTION  12.        Amendment, Modification and Waiver.  This Amendment may not be amended, restated, supplemented, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

SECTION  13.        Entire Agreement.  This Amendment, the Existing Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION  14.     GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Section 9.10 of the Existing Credit Agreement is hereby incorporated into this Amendment mutatis mutandis.

SECTION  15.        Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION  16.         Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or as any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and electronic signatures or the keeping of records in electronic form shall be valid and effective for all purposes to the fullest extent permitted by applicable law.  For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.  Each of the parties hereto hereby represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in such party’s constitutive documents, including having the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system.

SECTION  17.     WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS

AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION  18.          Loan Document.  On and after the Amendment No. 1 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended, restated, supplemented, modified or waived solely by the parties hereto as set forth in Section 12 above). It is understood and agreed that (1) the Repricing Term Loan Amendments hereunder shall, collectively, constitute a “Refinancing Amendment” (as defined in the Existing Credit Agreement) and (2) the Incremental Term Loan Amendments hereunder shall, collectively, constitute an “Incremental Facility Amendment” (as defined in the Existing Credit Agreement).

SECTION  19.         Certain Consequences of Effectiveness; Reaffirmation. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any other Secured Party, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Amendment No. 1 Effective Date, all references to the Existing Credit Agreement in any Loan Document and all references in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Existing Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Existing Credit Agreement as amended by this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Jointly and severally:

KREF HOLDINGS X LLC

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

KKR REAL ESTATE FINANCE HOLDINGS L.P.

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

KREF CAPITAL LLC
KREF CAPITAL REO LLC
KREF CAPITAL TRS LLC
KREF LLOYD CENTER MANAGER LLC
KREF MEZZ HOLDINGS LLC
KREF SECURITIES HOLDINGS, LLC
KREF SECURITIES HOLDINGS II, LLC
KREF SECURITIES HOLDINGS III LLC
KREF SECURITIES HOLDINGS IV LLC
KREF SECURITIES HOLDINGS V LLC
LLOYD OUTPARCEL HOLDINGS LLC
REFH SR MEZZ LLC,
each as a Guarantor

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA,
as Administrative Agent, a 2025 Repricing Term Lender
and a 2025 Incremental Term Lender

By:	/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a 2025 Incremental Term Lender

By:	/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory